TrueYou.Com Inc.
                            501 Merritt 7, 5th Floor
                           Norwalk, Connecticut 06851

                                                        December 22, 2006

Senior Subordinated Lenders of TrueYou.Com Inc.
set forth below

Gentlemen:

         Concurrently herewith we are issuing to you warrants (the "Warrants") to purchase the Common Stock of TrueYou.Com Inc.

         As soon as practicable after the date hereof, TrueYou shall use its best efforts to cause its Certificate of Incorporation to be amended to increase the number of authorized shares of TrueYou Common Stock to such number as shall be sufficient to permit the exercise in full of the Warrants (such amount, the "Share Amount") and shall thereupon reserve for issuance upon exercise of the Warrants, that number of authorized shares of TrueYou Common Stock which shall be required for such purpose. In the event that any of you shall notify TrueYou at any time prior to the effective date of such amendment that you desire to exercise the Warrants prior to such effective date, TrueYou shall thereupon promptly issue to you, in exchange for the Warrants, substitute warrants exercisable to purchase that number of shares of its Series B Convertible
Preferred Stock that are , upon authorization of the Share Amount, immediately convertible into the number of shares of TrueYou Common Stock that would then have been issuable upon exercise of the Warrants in full if the Certificate of Incorporation of TrueYou had then provided for sufficient authorized shares of TrueYou Common Stock to satisfy such exercise, and otherwise containing substantially the same terms and provisions as the Warrants.

         Please confirm our agreements below.

                                                Very truly yours,

                                                TrueYou.Com Inc.

                                                By:
                                                   -----------------------------
Subordinated Lenders

KLINGER INVESTMENTS LLC

By:
   ---------------------------------
     Name:
     Title:

VICIS CAPITAL MASTER FUND LLC

By:
   ---------------------------------


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         Andrew D. Lipman


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         Richard Rakowski


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         Gerard DeBiasi


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         James Benedict


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         Dan Richardson


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         Amal Devani


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         Tom McCauley


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         John Brugmann


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